Semiannual Report

Mid-Cap
Value Fund
June 30, 1997
T. Rowe Price

Report Highlights

Mid-Cap Value Fund

o A nearly ideal climate for stock investing benefited investors. Mid-size companies performed well, although larger firms in general had the highest gains.

o The fund's strong return for the six-month period outperformed the Lipper Mid Cap Funds Average but trailed the S&P MidCap Index.

o Financials, consumer cyclicals, and selected mergers and acquisitions propelled the fund's gains. Utilities and energy firms lagged, but we still see opportunity in these out-of-favor sectors.

o Big-cap stocks currently sell at substantial premiums to both mid-cap and small-cap stocks, and we believe the stage is set for well-positioned mid-caps to outperform.

Fellow Shareholders

Your T. Rowe Price Mid-Cap Value Fund closed out its first year with a solid performance that significantly outpaced both the S&P MidCap Index and the Lipper Mid Cap Funds Average. A near-ideal climate of economic growth, healthy corporate earnings, and strong demand for equities was beneficial to the mid-size, quality companies that we pursue.

Performance Comparison

Periods Ended 6/30/97        6 Months     12 Months
________________________________________________________

Mid-Cap Value Fund             11.25%       29.38%

S&P MidCap Index               12.99        23.33

Lipper Mid Cap Funds Average    9.09        15.61

The fund rose 29.38% in the year since its inception, substantially outperforming the unmanaged S&P MidCap. As noted in the table, the portfolio also gained a healthy edge against the Lipper Mid Cap Funds Average. For the most recent six-month period, the fund's 11.25% gain did not fully keep up with the S&P MidCap, but continued to exceed its comparable Lipper average. Because the fund focuses on the value sector of the mid-cap universe, there will be periods when its performance will differ significantly from its mid-cap benchmarks, which include both growth and value stocks. Fortunately, for the first year the market favored our style of investing.

While we managed to substantially outperform the relevant indices for the year, the portfolio lost ground to the large-cap S&P 500 in both the 6- and 12-month periods. The S&P's 20%-plus first half return dwarfed all other domestic indices as investors favored large, liquid stocks. However, such a divergence of performance is relatively uncommon, and with big-cap stocks selling at substantial premiums to both mid-cap and small-cap stocks, we believe the stage is set for mid-caps-particularly the well-positioned, cash-generating niche businesses we prefer-to outperform.

Investment Review

Our investment approach is straightforward. We seek mid-size companies that, because they are either overlooked or misunderstood, are relatively inexpensive compared with their intrinsic value or prospects. We use our proprietary research to find little-known businesses in out-of-the-way sectors. Those that have demonstrably good business fundamentals can grow rapidly in value when they catch the market's eye.

So far in 1997, the mid-cap sector's performance has been dominated by a whopping 24.4% gain in financial stocks. Fortunately, as the Sector Diversification chart shows, your portfolio held 19% of assets in financials, a full weighting relative to the S&P MidCap. Other top-performing sectors included consumer cyclicals, up 15.77%, and technology, up 12.9%. At 16% of assets, consumer services and cyclicals also made up a significant weighting in the portfolio. However, because many technology companies carry higher valuations than we prefer, the tech sector remained underweighted.

Sector Diversification

Reserves                                             9%

Consumer Nondurables                                14%

Energy, Utilities, and Miscellaneous                18%

Financials                                                  19%

Business Services and Transportation                 2%

Capital Equipment, Process Industries, and
     Basic Materials                                18%

Technology                                                  4%

Consumer Services and Cyclicals                     16%

Lagging sectors included utilities, up a mere 5% in the half, and energy stocks (up 6%) which took a breather following several great quarters of performance. The fund's weighting in these areas was below the mid-cap benchmark. Nevertheless, energy and utilities together totaled 18% of the portfolio-a healthy weighting-because we see some opportunities in these out-of-favor areas. Electric utilities, for example, make up 7% of the portfolio at present. The market, concerned that industry deregulation may severely disrupt the group's typically steady earnings and dividends, is assigning electrics low valuations. In certain cases, though, we believe the market's negative sentiment is extreme, and the contrarian in us sees excellent opportunity in the better-positioned, more competitive issues. The best-performing stocks in the portfolio over the last six months included FBL Financial Group, Harleysville Group, and Unifi. FBL Financial Group, a $770 million market cap life insurer out of Des Moines, Iowa, went public in 1996 at an extremely attractive discount to book value. FBL is conservatively managed and possesses both a great distribution channel and a strong franchise as the largest underwriter to America's farms and ranches. Moreover, at the offering, its book value was dramatically understated due to large unrealized gains in its investment portfolio. A program to capture these gains drove the company's book value from $24 to $30, and FBL's shares rallied in line. All in all, the position added nearly $400,000 in value to the portfolio.

Harleysville Group, the portfolio's second largest holding, added just over $370,000 in value as the insurer rallied in 1997's first half due to strong earnings. Those of you who reside in the mid-Atlantic region will undoubtedly recall last January's "Blizzard of 1996"; Harleysville is a major auto insurer in the region, and its earnings were hard hit in that quarter. The shares fell to book value and prompted a great buying opportunity. Fortunately, your Mid-Cap Value portfolio took full advantage of the market's uncertainty, and we were well positioned to benefit from Harleysville's predictably strong first half in 1997.

Performance was further enhanced in our first year through acquisition activity.

Unifi, your portfolio's largest holding, was also one of our largest gainers in 1997's first half. This $2 billion market cap firm is the world's largest texturizer of polyester and nylon filament. We have known Unifi's management for most of the last 10 years and have been fortunate enough to pick several very profitable investment opportunities in the name. We put a major position in your portfolio last summer as the stock looked cheap relative to its prodigious amount of cash flow. Our position was validated when management announced a "Dutch Tender" to repurchase a substantial amount of stock. The shares rallied further recently as the firm announced its intention to spin off its less-profitable spun yarn division. We gained over $300,000 from our position in Unifi in the first half.

Performance was further enhanced in our first year through acquisition activity. During this year, four of our companies were acquired,validating our focus on attractive niche businesses. In 1997, Measurex (which makes industrial process controls) agreed to be acquired by industrial giant Honeywell at $35 per share-a gain of 45% above its then market value. Chemicals supplier Petrolite was acquired by natural resources conglomerate Baker Hughes at a 35% premium to its market value. Electric utility DQE was in the midst of an acquisition by competitor Allegheny Power at a 17% premium. Finally, financial services firm PHH was acquired by HFS at an attractive 61% premium.

Unfortunately, not all the stock stories were positive. Leading losers in the period were Tupperware and Unisource Worldwide, but the losses were limited to just over $200,000 each. Tupperware reported weaker-than-expected earnings on disappointing sales in both the U.S. and Asia, and a strong U.S. dollar undermined profits in Tupperware's thriving European division. Unisource also reported disappointing first quarter earnings, as its net fell over 60% on declining paper prices and a slower-than-expected pace of acquisitions in its system services division. More on Unisource in our next section.

Portfolio Highlights

The largest purchases in the first half included American Standard, Aliant Communications, and Stanley Works. American Standard is a global manufacturer of air conditioning, plumbing, and commercial-vehicle braking products. This $3.5 billion market cap stock possesses very strong brands such as Trane, American Standard, and WABCO. American Standard is a high-quality industrial company which sells at discount prices. The stock struggled in recent weeks as investors worried about a potentially weak summer air conditioning season. Despite the weather, we still see ASD posting excellent full-year results, and the stock is quite attractively priced at 12.4 times anticipated 1998 earnings.

Aliant is a $700 million market cap, independent telephone company in Lincoln, Nebraska. It offers service in most of the state, except Omaha. Aliant is well run and well positioned. We believe it can make the most of excellent growth opportunities, including second phone line penetration, voice mail, and caller ID services. Moreover, it is arguably one of the finest cellular operators in the country, given its 13% penetration rate in Nebraska. These attributes aside, its rural location shields it somewhat from the increasing competition in local exchange services. Early this year you could acquire this fine company at a 20% discount to the average regional Bell operating company. This discount plus a hefty 4% yield made a great bargain.

Stanley Works is a global producer of tools, hardware, and specialty hardware items for the consumer, commercial, and industrial markets. Even a brief tour of your local hardware store will turn up dozens of items branded with the Stanley Works logo. Long a terrific franchise, the firm has often been cited as an underperforming property. Earlier in 1997, Stanley Works announced that John Trani, a long-time key executive at General Electric, had been hired as its new chairman. New management at an underperforming franchise has long been one of our favorite catalysts to help the market realize a company's value. We've followed Trani's career at GE over the years, and we were quite familiar with the role he played in building GE's medical equipment division into a global powerhouse. Stanley has the niche and we believe Trani has the skills to dramatically improve returns. Priced at only 12 times 1998 earnings at purchase, the shares have already proven quite the bargain by rising over 30% in a very brief period. We expect more great things to come.

Finally, we'd like to use a specific stock to highlight a less-discussed aspect of our investment philosophy. As a rule, we are patient investors and prefer to find solid companies to own for two to three years. Occasionally, however, we blunder. Our strategy in these cases is to quickly identify the mistake and rectify it. Unisource Worldwide, identified earlier as a losing fund investment, illustrates this point.

As a rule, we are patient investors and prefer to find solid companies to own for two to three years.

Unisource was the paper distribution arm of Alco Standard, a fine company with a great track record. At the time of Unisource's spin-out from Alco, we believed the company possessed solid management, an attractive business niche, and significant growth opportunities through both internal sales and a series of planned acquisitions. Unfortunately, the company prereleased a poor quarter and disappointing business outlook this past March. In retrospect it is clear that the business is very vulnerable to paper prices and, further, that management is struggling to pull together an adequate control system so crucial to managing a difficult and fragmented cyclical business.

Had we remained comfortable with the base business, we might have added aggressively to the position as investors punished the shares. In the wake of the company's many disappointments and a slower-than-expected implementation of a cost reduction program, we preferred to sell a portion of our shares at a modest loss. Unisource may have a good niche, but much work needs to be done before we can be confident that the firm is on track.

Rounding out the major sales were Measurex and Petrolite as tender offers followed the previously mentioned mergers.

Outlook

Stock valuations overall continue to look quite expensive, as evidenced by the historically low 1.7% dividend yield on the S&P
500. The equity markets have been following a strong blue chip rally for the past two and a half years, where much of the market's gains have been concentrated in a few large household names. As the quarter ended, the recent flood of "indexing" dollars to large-caps at the expense of small- and mid-cap investing strategies continued unabated.

However, we still see excellent value in the mid-cap sector. We also believe that valuations will eventually catch up with the large-caps and that investors will once again seek the better values to be found among mid-size stocks. When the market rotation occurs out of big-cap stocks it will undoubtedly be accompanied by increased volatility and price weakness. Fortunately, our investing strategy tends to help the fund hold its value better during an overall downward movement in the equity markets. We remain confident that our style of finding attractively priced, cash-generating niche businesses will enable us to con-tinue to build long-term value for our shareholders. Thanks again for your continued support.

Respectfully submitted,

Greg A. McCrickard

President and Chairman of the Investment Advisory Committee

July 24, 1997

T. Rowe Price Mid-Cap Value Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                    6/30/97
______________________________________________________________
__________


Unifi                                                   2.1%

Harleysville Group                                      1.9

Tomkins                                                 1.7

Analogic                                                1.6

Aliant Communications                                   1.5
______________________________________________________________
__________

Masco                                                   1.5

Hubbell                                                 1.4

Richfood Holdings                                       1.4

First Brands                                            1.3

Selective Insurance                                     1.3
______________________________________________________________
__________

DQE                                                     1.3

FBL Financial Group                                     1.2

TriMas                                                  1.2

McCormick                                               1.2

W. R. Berkley                                           1.2
______________________________________________________________
__________

Great Lakes Chemical                                    1.1

Union Texas Petroleum                                   1.1

Stanley Works                                           1.1

Mercantile Bankshares                                   1.1

Chris-Craft                                             1.1
______________________________________________________________
_________

Signet Banking                                          1.1

AmerUs Life                                             1.0

Gulfstream Aerospace                                    1.0

American Standard                                       1.0

Teleflex                                                1.0
______________________________________________________________
__________

Total                                                  32.4%

T. Rowe Price Mid-Cap Value Fund

Portfolio Highlights

MAJOR PORTFOLIO CHANGES

Listed in descending order of size


6 Months Ended 6/30/97

Ten Largest Purchases
___________________________________

Unisource Worldwide *

American Standard *

Aliant Communications

Century Telephone Enterprises *

Gulfstream Aerospace *

Valassis Communications *

Stanley Works *

Kilroy Realty *

Texas Industries *

Richfood Holdings


Ten Largest Sales
___________________________________

Measurex **

Unisource Worldwide

Petrolite **

PECO Energy **

ARM Financial **

Tupperware

Compania A Venezuela **

Philip Services

Frontier

HFS **

*Position added
**Position eliminated

T. Rowe Price Mid-Cap Value Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison
As of 6/30/97

                                                    Lipper
                         Mid-Cap      S&P MidCap    Mid Cap
                       Value Fund        Index   Funds Average
6/28/96              $   10,000    $   10,000     $   10,000
6/97                 $   12,938    $   12,333     $   11,561

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                       Since   Inception
Periods Ended 6/30/97      1 Year  Inception        Date

Mid-Cap Value Fund         29.38%     29.20%     6/28/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Mid-Cap Value Fund
Unaudited

Financial HighlightsFor a share outstanding throughout each period

                                6 Months        6/28/96
                                   Ended        Through
                                 6/30/97       12/31/96

NET ASSET VALUE
Beginning of period              $ 11.56        $    10.00

Investment activities
   Net investment income            0.05*             0.10*

   Net realized and
   unrealized gain (loss)           1.25              1.53

   Total from
   investment activities            1.30              1.63

Distributions
   Net investment income               -             (0.07)

NET ASSET VALUE
End of period                    $ 12.86         $   11.56

Ratios/Supplemental Data

Total return                      11.25%*           16.30%*

Ratio of expenses to
average net assets                 1.25%*!           1.25%*!

Ratio of net investment
income to average
net assets                         1.05%*!           2.10%*!

Portfolio turnover rate            21.5%!             3.9%!

Average commission rate paid     $0.0335         $  0.0286

Net assets, end of period
(in thousands)                   $75,347         $  49,189

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97.
!  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Value Fund
Unaudited
June 30, 1997

Statement of Net Assets             Shares/Par        Value
                                               In thousands
Common Stocks  90.1%

FINANCIAL  18.6%

Bank and Trust  5.4%

Bank United                              9,800    $     374

First Security                          26,250          718

Mercantile Bancorporation               11,000          668

Mercantile Bankshares                   20,000          798

Northern Trust                          14,200          688

Signet Banking                          22,000          792

                                                      4,038
Insurance  10.5%

ACE Limited                              5,500          406

AmerUs Life                             28,000          779

FBL Financial Group                     24,000          906

Harleysville Group                      38,000        1,446

LaSalle Re Holdings                     17,000          502

PartnerRe Holdings                      18,000          686

PennCorp Financial Group                10,000          385

PMI Group                                2,000          125

Selective Insurance                     20,300          983

UICI *                                  14,100          415

UNUM                                    10,400          437

W. R. Berkley                           15,000          877

                                                      7,947

Financial Services  2.7%

Delta Financial *                       28,000          535

Green Tree Financial                    12,000          428

H&R Block                               12,000          387

Sallie Mae                               5,600          711

                                                      2,061

Total Financial                                      14,046

UTILITIES  11.1%

Telephone Services  4.2%

Aliant Communications                   58,000        1,135

Century Telephone Enterprises           22,000    $     741

Frontier                                15,000          299

Southern New England Telecomm           14,000          544

Telephone and Data Systems              11,500          437

                                                      3,156

Electric Utilities  6.9%

DQE                                     34,000          960

Illinova                                30,000          660

New York State Electric & Gas           13,800          288

NIPSCO                                  17,400          719

Ohio Edison                             23,000          502

Pinnacle West Capital                   24,500          736

Teco Energy                             26,000          665

United Water Resources                  34,000          659

                                                      5,189

Total Utilities                                       8,345

CONSUMER NONDURABLES  14.1%

Food Processing  1.7%

International Multifoods                15,000          377

McCormick                               35,000          886

                                                      1,263

Pharmaceuticals  0.7%

Perrigo *                               40,000          502

                                                        502

Health Care Services  1.0%

Apria Healthcare *                      20,000          355

PacifiCare Health Systems (Class A) *    2,000          121

PacifiCare Health Systems (Class B) *    5,000          319

                                                        795

Miscellaneous Consumer Products  9.8%

First Brands                            44,000        1,009

Premark International                   23,000          615

Reebok                                  10,000          468

Richfood Holdings                       40,000        1,040

Stanley Works                           20,000          800

Tomkins (GBP)                          290,000        1,265

Unifi                                   42,000    $   1,570

WestPoint Stevens *                     15,500          606

                                                      7,373

Hospital Supplies/Hospital
Management  0.9%

Quest Diagnostics *                     32,500          668

                                                        668

Total Consumer Nondurables                           10,601

CONSUMER SERVICES  7.2%

Specialty Merchandisers  1.3%

CVS                                      7,604          390

McKesson                                 6,000          465

Tupperware                               4,000          146

                                                      1,001
Entertainment and Leisure  0.2%

FelCor Suites Hotels                     4,000          149

                                                        149

Media and Communications  4.1%

Chris-Craft *                           16,480          795

New York Times (Class A)                11,000          544

Pulitzer Publishing                      7,599          403

Scholastic *                            10,000          350

Valassis Communications *               30,000          720

Washington Post (Class B)                  600          239

                                                      3,051

General Merchandisers  1.6%

Neiman Marcus Group *                   20,000          525

Warnaco Group (Class A)                 22,000          701

                                                      1,226

Total Consumer Services                               5,427

CONSUMER CYCLICALS  8.6%

Automobiles and Related  1.3%

Littelfuse *                            13,400          375

SPX                                     10,000          648

                                                      1,023

Building & Real Estate  5.8%

Arden Realty Group, REIT                 7,500    $     195

CarrAmerica Realty, REIT                 7,000          201

Federal Realty Investment
   Trust, REIT                          15,500          419

Kilroy Realty, REIT                     18,500          467

Owens Corning                           12,000          518

Patriot American Hospitality, REIT       9,300          237

Rouse                                   12,000          354

Security Capital Atlantic, REIT         24,500          587

SECURITY CAPITAL PACIFIC TRUST, REIT    13,000          297

Simon DeBartolo Group, REIT              6,290          201

Starwood Lodging, REIT                   7,800          333

Texas Industries                        20,000          531

                                                      4,340

Miscellaneous Consumer Durables  1.5%

Masco                                   26,500        1,107

                                                      1,107

Total Consumer Cyclicals                              6,470

TECHNOLOGY  3.9%

Electronic Components  2.3%

Analogic                                34,500        1,184

Maxim Integrated Products *              5,450          310

Molex                                    6,687          244

                                                      1,738

Aerospace & Defense  1.6%

Gulfstream Aerospace *                  26,000          767

Tracor *                                16,000          400

                                                      1,167

Total Technology                                      2,905

CAPITAL EQUIPMENT  8.0%

Electrical Equipment  1.4%

Hubbell (Class A)                        1,000           42

Hubbell (Class B)                       23,000        1,012

                                                      1,054

Machinery  6.6%

American Standard *                     17,000    $     761

Aptargroup                              10,000          452

Coltec Industries *                     19,000          371

Danaher                                 10,000          508

FMC *                                    4,500          357

Greenfield Industries                   20,000          545

IDEX                                    10,000          330

Teleflex                                24,000          750

TriMas                                  32,000          900

                                                      4,974

Total Capital Equipment                               6,028

BUSINESS SERVICES AND
TRANSPORTATION  1.9%

Environmental  0.2%

Philip Services *                       10,000          159

                                                        159

Transportation Services  0.8%

Landstar Systems *                      10,000          282

Werner Enterprises                      14,000          273

                                                        555

Computer Service and Software  0.9%

Sterling Software                       22,500          703

                                                        703

Total Business Services and Transportation            1,417

ENERGY  7.1%

Energy Services  3.2%

Camco International                     10,000          547

Cooper Cameron *                         6,000          281

McDermott International                 25,000          730

Santa Fe International *                 4,800          163

Witco                                   19,000          721

                                                      2,442

Exploration and Production  2.0%

Devon Energy                            11,550    $     424

Rutherford-Moran Oil *                  22,000          518

Weatherford Enterra *                   13,500          520

                                                      1,462

Integrated Petroleum - Domestic  1.9%

Murphy Oil                              12,500          609

Union Texas Petroleum                   40,000          838

                                                      1,447

Total Energy                                          5,351

PROCESS INDUSTRIES  5.2%

Specialty Chemicals  1.9%

Georgia Gulf                            19,000          552

Great Lakes Chemical                    16,500          865

                                                      1,417

Paper and Paper Products  2.4%

Consolidated Papers                     11,000          594

James River                              8,725          323

Jefferson Smurfit *                     20,000          322

Unisource Worldwide                     12,500          200

Willamette Industries                    5,500          385

                                                      1,824

Forest Products  0.9%

Deltic Timber                            2,428           71

Rayonier                                15,000          631

                                                        702

Total Process Industries                              3,943

BASIC MATERIALS  4.4%

Metals  2.9%

Cambior                                 35,000          396

Nucor                                   12,000          678

Reynolds Metals                          6,000          427

Rustenburg Platinum (ZAR)               36,000          659

                                                      2,160

Mining  1.5%

LONRHO (GBP)                           200,000    $     423

Newmont Mining                          13,760          537

TVX Gold *                              40,000          212

                                                      1,172

Total Basic Materials                                 3,332

Total Common Stocks (Cost  $56,893)                  67,865

Convertible Preferred Stocks  0.5%

Security Capital Industrial Trust,
REIT, (Series B), 7.00%                 12,000          332

Total Convertible Preferred
   Stocks (Cost  $281)                                  332

Convertible Bonds  0.3%

Liberty Property Trust, Sub.
   Deb., 8.00%, 7/1/01             $   200,000          248

Total Convertible Bonds (Cost  $205)                        248

Short-Term Investments  10.0%

Certificates of Deposit  4.0%

Banque Nationale de Paris,
   5.74%, 7/28/97                    1,000,000        1,000

Deutsche Bank AG, 5.78%, 8/12/97     1,000,000        1,000

Union Bank of California,
   5.55%, 7/11/97                    1,000,000        1,000

                                                      3,000

Commercial Paper  6.0%

Beta Finance, 4(2), 5.58%, 9/19/97                1,000,000 988

Chrysler Financial, 5.67%, 7/10/97                1,200,000
1,198

Investments in Commercial Paper
   through a Joint Account
   6.05 - 6.20%, 7/1/97              2,363,270        2,363

                                                      4,549

Total Short-Term Investments (Cost
   $7,549)                                            7,549

Total Investments in Securities

100.9% of Net Assets (Cost $64,928)               $  75,994

Other Assets Less Liabilities                          (647)

NET ASSETS                                        $  75,347

Net Assets Consist of:

Accumulated net investment
   income - net of distributions                            $350

Accumulated net realized gain/loss -
   net of distributions                                 819

Net unrealized gain (loss)                           11,066

Paid-in-capital applicable to
   5,858,939 shares of $0.0001 par
   value capital stock outstanding;
   1,000,000,000 shares authorized                   63,112

NET ASSETS                                        $  75,347
                                                  _________

NET ASSET VALUE PER SHARE                         $   12.86
                                                  _________

     *   Non-income producing
  REIT   Real Estate Investment Trust
  4(2)   Commercial paper sold within terms of a private
         placement memorandum, exempt from registration under
         section 4.2 of the Securities Act of 1933, as amended,
         and may be sold only to dealers in that program or
         other  "accredited investors."
   GBP   British sterling
   ZAR   South African rand

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Value Fund
Unaudited

Statement of Operations
In thousands
                                                   6 Months
                                                      Ended
                                                    6/30/97

Investment Income

Income
   Dividend                                       $     542
   Interest                                             181

   Total income                                         723

Expenses
   Investment management                                191
   Shareholder servicing                                118
   Custody and accounting                                45
   Registration                                          17
   Prospectus and shareholder reports                     7
   Legal and audit                                        4
   Directors                                              3
   Miscellaneous                                          8

   Total expenses                                       393

Net investment income                                   330

Realized and Unrealized Gain (Loss)

Net realized gain (loss) Securities                     834
   Foreign currency transactions                         (1)

   Net realized gain (loss)                             833

Change in net unrealized gain or loss
   on securities                                      6,022

Net realized and unrealized gain (loss)               6,855

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   7,185
                                                   ________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Value Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                      6 Months      6/28/96
                                         Ended      Through
                                       6/30/97     12/31/96
Increase (Decrease) in Net Assets

Operations

   Net investment income           $       330    $     303
   Net realized gain (loss)                833          (17)
   Change in net unrealized
     gain or loss                        6,022        5,044

   Increase (decrease) in net
     assets from operations              7,185        5,330

Distributions to shareholders
   Net investment income                     -         (289)

Capital share transactions*
   Shares sold                          30,192       48,225
   Distributions reinvested                  -          280
   Shares redeemed                     (11,219)      (4,590)

   Increase (decrease) in net
     assets from capital
     share transactions                 18,973       43,915

Net equalization                             -          133

Net Assets

Increase (decrease) during period       26,158       49,089
Beginning of period                     49,189          100

End of period                      $    75,347    $  49,189
                                   ________________________

*Share information

   Shares sold                           2,552        4,647
   Distributions reinvested                  -           24
   Shares redeemed                        (948)        (426)

   Increase (decrease) in
     shares outstanding                  1,604        4,245

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
Unaudited                                         June 30, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $23,545,000 and $6,136,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $14,000 which expires in 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $64,928,000, and net unrealized gain aggregated $11,066,000, of which $11,974,000 related to appreciated investments and $908,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $42,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $22,000 of management fees were not accrued by the fund for the six months ended June 30, 1997. Additionally, $78,000 of unaccrued 1996 management fees are subject to reimbursement through December 31, 1999.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $121,000 for the six months ended June 30, 1997, of which $23,000 was payable at period-end.

During the six months ended June 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $216,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Mid-Cap Value Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T.RowePrice, Invest With Confidence(registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.
F15-051  6/30/97